Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Western Graphite Inc. (the “Company”), on Form 10-Q for the nine months ended September 30, 2015 (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jennifer Andersen, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2015

/s/ Jennifer Andersen

Jennifer Andersen

Chief Executive Officer

(Principal Executive Officer)